UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 23, 2009

Platinum Underwriters Holdings, Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	001-31341	98-0416483
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

The Belvedere Building, 69 Pitts Bay Road, Pembroke, Bermuda		HM 08
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(441) 295-7195

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

(a) and (b) KPMG LLP, a U.S. limited liability partnership ("KPMG US"), has served as the principal accountant of Platinum Underwriters Holdings, Ltd. (the "Company") since the Company’s formation in 2002, including during the fiscal year ended December 31, 2008. At its meeting held on February 23, 2009, the Audit Committee of the Board of Directors of the Company determined not to renominate KPMG US, but instead to nominate KPMG, a Bermuda partnership ("KPMG Bermuda"), as the Company’s principal accountant for the fiscal year ending December 31, 2009, subject to the approval of the new principal accountant by the Company’s shareholders at the Annual General Meeting of Shareholders to be held on April 29, 2009 (the "Annual Meeting"), as required by Bermuda law. The Audit Committee determined that the Company would be better served by the geographical proximity of KPMG Bermuda, which is expected to result in more interaction between the Company’s management and the independent registered public accounting firm of the Company. If the nomination of KPMG Bermuda is approved by shareholders at the Annual Meeting, the engagement of KPMG US will be terminated, and KPMG US will be dismissed as the Company’s independent registered public accounting firm, as of the date of the Annual Meeting, and KPMG Bermuda will be engaged as the Company’s independent registered public accounting firm as of the day after the date of the Annual Meeting.

The audit reports of KPMG US on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2007 and 2008 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. The audit reports of KPMG US on the effectiveness of internal control over financial reporting as of December 31, 2007 and 2008 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two fiscal years ended December 31, 2007 and 2008, and the subsequent interim period through the date of the Audit Committee’s determination not to renominate KPMG US, (1) there were no disagreements between the Company and KPMG US on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG US, would have caused KPMG US to make reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements of the Company, and (2) there were no "reportable events" involving the Company within the meaning set forth in Item 304(a)(1)(v) of Regulation S−K.

The Company has not, nor has anyone on its behalf, consulted KPMG Bermuda during the fiscal years ended December 31, 2007 and 2008 and the subsequent interim period through the date of the Audit Committee’s nomination of KPMG Bermuda regarding either (1) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements of the Company, or (2) any matter that was either the subject of a disagreement or a "reportable event" as described in the preceding paragraph. Further, no written report or oral advice was provided by KPMG Bermuda to the Company that KPMG Bermuda concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

The Company has provided KPMG US with a copy of the foregoing disclosure and has requested that KPMG US furnish the Company with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether KPMG US agrees with such disclosure and, if not, stating the respects in which it does not agree. A copy of KPMG US’s letter, dated February 27, 2009, in which KPMG US stated that it agrees with such disclosure, is filed herewith as Exhibit 16.1.

Item 8.01 Other Events.

The information disclosed under Item 4.01 is incorporated by reference in this Item 8.01. In connection with the Annual Meeting, the Company will be filing with the SEC, and mailing to holders of the Company’s common shares as of the record date for the Annual Meeting, a proxy statement that will include a proposal to approve KPMG Bermuda as the Company’s independent registered public accounting firm for the 2009 fiscal year. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders of the Company will be able to obtain the proxy statement and other filings made by the Company when they become available, free of charge, by contacting Investor Relations, Platinum Underwriters Holdings, Ltd. The Belvedere Building, 69 Pitts Bay Road, Pembroke, HM 08, Bermuda, by visiting the Company’s website at http://www.platinumre.com, or by visiting the website maintained by the SEC at www.sec.gov.

Information regarding the identity of the persons who may, under the SEC rules, be deemed to be participants in the solicitation of shareholders of the Company in connection with the Annual Meeting, and their interests in the solicitation, will be set forth in the proxy statement that will be filed by the Company with the SEC.

On February 24, 2009, the Company issued a press release announcing, among other things, the Audit Committee’s determination to nominate KPMG Bermuda as the Company’s independent registered public accounting firm, subject to shareholder approval as required by Bermuda law. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 16.1 KPMG US’s letter, dated February 27, 2009, regarding change in principal accountant.

Exhibit 99.1 Press release, dated February 24, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Platinum Underwriters Holdings, Ltd.

February 27, 2009	By:	/s/ Michael E. Lombardozzi

Name: Michael E. Lombardozzi
Title: Executive Vice President, General Counsel and Chief Administrative Officer

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Exhibit Index

Exhibit No.	Description

16.1	KPMG US’s letter, dated February 27, 2009, regarding change in principal accountant.
99.1	Press release, dated February 24, 2009.